                                                                 Exhibit 4.1


                   FORM OF COMMON STOCK CERTIFICATE


COMMON STOCK                                                COMMON STOCK

                     APOLLO INTERNATIONAL OF
                         DELAWARE, INC.
AP
                   INCORPORATED UNDER THE LAWS
                     OF THE STATE OF DELAWARE          SEE REVERSE FOR CERTAIN
                                                                 ABBREVIATIONS
                                                           CUSIP 037613  10  6

THIS CERTIFIES THAT




IS THE OWNER OF


    FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF
                       APOLLO INTERNATIONAL OF DELAWARE, INC.
    transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
    This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


    SECRETARY                         CORPORATE                       PRESIDENT
                                         SEAL



Countersigned and Registered:
American Stock Transfer
& Trust Company,
Transfer Agent and Registrar

By: _________________________
    Authorized Officer

    The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common   UNIF GIFT MIN ACT -___Custodian____
  TEN ENT - as tenants by the entireties               (Cust)     (Minor)
  JT TEN  - as joint tenants with right of  under Uniform Gifts to Minors
                 survivorship and not as tenants         Act__________________
                 in common                                       (State)
                                   UNIF TRF MIN ACT -___Custodian (until age)___
                                                    (Cust)
                                                    _____under Uniform Transfers
                                                   (Minor)
                                                   to Minors Act________________
                                                                    (State)

       Additional abbreviations may also be used though not in the above list.


    For value received, ________________________________hereby sell, assign and transfer unto


 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
 _______________________________________
 _______________________________________



________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.


Dated________________________



                             ___________________________________________
                             NOTICE:   THE SIGNATURE TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS
                                       WRITTEN UPON THE FACE OF THE
                                       CERTIFICATE IN EVERY PARTICULAR,
                                       WITHOUT ALTERATION OR ENLARGEMENT
                                       OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


_____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad.16.